UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2022

ATAI LIFE SCIENCES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mindspace

Krausenstraße 9-10

10117 Berlin, Germany

(Address of principal executive offices) (Zip Code)

+49 89 2153 9035

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 15, 2022 (the “Notice Date”), Greg Weaver, Chief Financial Officer of ATAI Life Sciences N.V. (the “Company”) and ATAI Life Sciences US, Inc. (“ATAI US”), entered into a Transition and Separation Agreement with the Company and ATAI US (the “Transition Agreement”) pursuant to which Mr. Weaver will resign from his current positions and support in the transition of duties to his successor as further described below. Mr. Weaver will continue serving as the Company’s Chief Financial Officer during the Transition Term (as defined below).

(c) During the Transition Term Stephen Bardin will serve as the Company’s Deputy CFO and CFO Designate and will subsequently be appointed as the Company’s Chief Financial Officer effective during the third quarter of 2022, but in any event no later than September 30, 2022, as determined by the Supervisory Board.

Mr. Bardin, age 32, is expected to commence his employment with the Company as Deputy CFO and CFO Designate effective June 27, 2022. Prior to joining the Company, Mr. Bardin served in various capacities at BridgeBio Pharma, Inc. (“BridgeBio”), a commercial-stage biopharmaceutical company, most recently as its Senior Vice President, Finance and Operations, from October 2019 until June 2022. Prior to that, Mr. Bardin served as Director, Corporate Development and Associate Director, Corporate Development at Myovant Sciences Ltd., a biopharmaceutical company, from July 2017 – October 2019. Prior to that, Mr. Bardin served as a Consultant at The Boston Consulting Group from August 2011 - May 2014 and September 2016 – July 2017. Mr. Bardin received his Master of Business Administration from Stanford Graduate School of Business and his Bachelor of Science in Engineering in biomedical engineering from Duke University.

At this time, there are no arrangements or understandings between Mr. Bardin and any other persons pursuant to which he is to be appointed as Chief Financial Officer of the Company. Any changes to Mr. Bardin’s compensatory arrangements in connection with his future appointment as Chief Financial Officer will be filed in an amendment to this Current Report on Form 8-K after such information is determined or becomes available. Mr. Bardin has no family relationships with any executive officer or director of the Company. There are no transactions in which Mr. Bardin has an interest requiring disclosure under Item 404(a) of Regulation S-K currently contemplated or since the beginning of the last fiscal year.

(e) Pursuant to the Transition Agreement, Mr. Weaver will continue to be employed as Chief Financial Officer through the earlier of (i) September 30, 2022 and (ii) the date Mr. Weaver is notified in writing that a new Chief Financial Officer is appointed and ready to serve in such capacity (the “Resignation Date” and such term, the “Transition Term”). In addition, from the Resignation Date through March 31, 2023 (the “Advisory Term”), Mr. Weaver will serve as a non-employee advisor to assist in the transition of duties to the new Chief Financial Officer (the “Advisory Services”).

The Transition Agreement provides compensation for such services as follows:

•

During the Transition Term, Mr. Weaver will continue to (i) receive his annual base salary of $400,000 (the “Current Base Salary”), (ii) participate in the employee benefit plans and programs of ATAI US, subject to the terms and conditions of such plans and programs and (iii) vest in his outstanding Company option awards. Subject to Mr. Weaver remaining continuously employed through the Resignation Date, executing a general release of claims, and completing his services during the Transition Term to the good faith reasonable satisfaction of ATAI US, Mr. Weaver will also be eligible to receive an annual bonus for calendar year 2022 in an amount equal to $160,000, pro-rated based on achievement of certain performance milestones for the year, as determined by the board of directors of the Company.

•

During the Advisory Term, Mr. Weaver will be paid an advisory fee at an annual rate equal to 25% of the Current Base Salary, pro-rated for any partial period of service; provided that, any Advisory Services performed in excess of forty (40) hours per month shall, so long as pre-approved by ATAI US, be payable at an hourly rate of $450, and will continue to vest in 25% of his outstanding Company option awards. Provided that (i) the Advisory Term is not terminated by ATAI US for “cause” or due to Mr. Weaver’s material breach of the Transition Agreement, (ii) Mr. Weaver completes the Advisory Services to the reasonable satisfaction of ATAI US and (iii) Mr. Weaver timely executes a general release of claims, the right to exercise Mr. Weaver’s vested options will be extended until the one-year anniversary of the expiration of the Advisory Term.

The foregoing description of the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On June 17, 2022, the Company issued a press release announcing executive changes described above. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transition and Separation Agreement, dated June 15, 2022, by and among ATAI Life Sciences US, Inc., ATAI Life Sciences N.V. and Greg Weaver+

99.1	Press Release, dated June 17, 2022*

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

+	Management contract or compensatory plan, contract or arrangement.
*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: June 17, 2022	By:	/s/ Florian Brand
	Name:	Florian Brand
	Title:	Chief Executive Officer